RULE 497(e)
                                                                        33-34841
                                                                        811-6011

                              THE MONTGOMERY FUNDS

                     Supplement dated September 1, 1998, to
               Prospectus dated October 15, 1997, as supplemented

For the Montgomery U.S. Emerging Growth Fund--Class R Shares
Effective September 4, 1998, the U.S. Emerging Growth Fund, formerly the Micro Cap Fund (the "Fund") will, for a limited period of time, reopen for purchases by prospective investors.

Also effective September 4, 1998, the minimum initial investment in the Fund will be lowered to $1,000 and the minimum subsequent investment will be reduced to $100.

The Manager, at its discretion, may continue to close and reopen the Fund to new investors. If the Fund is closed, only investors who maintain open accounts with the Fund may make additional investments in the Fund.